Inventory	3 Months Ended
Oct. 31, 2014
Inventory [Abstract]
Inventory

5.Inventory

Inventories are stated at the lower of cost or net realizable value, and net of a valuation allowance for potential excess or obsolete material. Cost is determined using the average cost method. Depreciation related to manufacturing is systematically allocated to inventory produced, and expensed through cost of goods sold at the time inventory is sold.

Inventories consist of the following:

	October 31,	July 31,
	2014	2014
Raw materials	$95,000	$102,000
Finished goods	136,000	147,000
	$231,000	$249,000

During the three months ended October 31, 2013, we received $20,000 from the sale of inventory which was previously reserved during the fiscal year ended July 31, 2013.  The $20,000 gain is reflected in the other income (expense) section of the condensed consolidated statement of operations.